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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 20, 2004
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-01520                 34-0244000
            ----                         -------                 ----------
(State or Other Jurisdiction        (Commission File            IRS Employer
      of Incorporation)                  Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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         (Address of Principal Executive Offices)                (Zip Code)


P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)




        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on January 20, 2004.

Exhibit 99.1 is a GenCorp Inc. press release dated January 20, 2004, which stated that GenCorp had filed an application with the County of Sacramento, California for the development of a 1,400 acre master plan community called "Easton."

ITEM 7. EXHIBITS

    99.1      GenCorp Inc.'s press release dated January 20, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          GENCORP INC.



                                      By: /s/ Gregory Kellam Scott
                                          -----------------------------

                                    Name: Gregory Kellam Scott
                                   Title: Senior Vice President, Law;
                                          General Counsel and Secretary


Dated:  January 21, 2004